                            CAPITAL ONE MASTER TRUST
                    TRUST EXCESS SPREAD ANALYSIS - OCTOBER-01

      Card Trust                                              COMT 96-2                  COMT 96-3                 COMT 97-1
      Deal Size                                                $750MM                      $500MM                    $608MM
      Expected Maturity(Class A):                             12/15/01                    1/15/04                   6/15/02

      --------------------------------------------------------------------------------------------------------------------------
      Excess Spread:
            Portfolio Yield                                    23.24%                      23.24%                    23.24%
             LESS:          (Wt Avg) Coupon                     2.62%                      2.66%                     3.02%
                            SVC Fees                            1.50%                      1.50%                     1.50%
                            Charge-Offs                         4.18%                      4.18%                     4.18%

      Excess Spread:            Oct-01                         14.93%                      14.90%                    14.53%
                                Sep-01                         14.32%                      14.29%                    14.69%
                                Aug-01                         15.55%                      15.52%                    15.45%
      3-Mo Avg Excess Spread                                   14.93%                      14.90%                    14.89%
      --------------------------------------------------------------------------------------------------------------------------

      Delinquents:          30 to 59 days                       1.74%                      1.74%                     1.74%
                            60 to 89 days                       1.17%                      1.17%                     1.17%
                            90+ days                            2.59%                      2.59%                     2.59%

      Monthly Payment Rate                                     15.63%                      15.63%                    15.63%


      Card Trust                                    COMT 97-2               COMT 98-1           COMT 98-4           COMT 99-1
      Deal Size                                       $502MM                 $591MM               $750MM             $625MM
      Expected Maturity(Class A):                    8/15/02                 4/15/08             11/15/03           05/15/04

      ----------------------------------------------------------------------------------------------------------------------------
      Excess Spread:
            Portfolio Yield                           23.24%                 23.24%               23.24%             23.24%
             LESS:          (Wt Avg) Coupon           3.42%                   6.13%               5.14%               2.99%
                            SVC Fees                  1.50%                   1.50%               1.50%               1.50%
                            Charge-Offs               4.18%                   4.18%               4.18%               4.18%

      Excess Spread:            Oct-01                14.13%                 11.42%               12.41%             14.56%
                                Sep-01                14.29%                 11.95%               12.89%             13.98%
                                Aug-01                15.65%                 12.94%               13.80%             15.33%
      3-Mo Avg Excess Spread                          14.69%                 12.10%               13.03%             14.62%
      ----------------------------------------------------------------------------------------------------------------------------

      Delinquents:          30 to 59 days             1.74%                   1.74%               1.74%               1.74%
                            60 to 89 days             1.17%                   1.17%               1.17%               1.17%
                            90+ days                  2.59%                   2.59%               2.59%               2.59%

      Monthly Payment Rate                            15.63%                 15.63%               15.63%             15.63%


      Card Trust                                              COMT 99-2                  COMT 99-3                 COMT 00-1
      Deal Size                                                $625MM                      $500MM                    $600MM
      Expected Maturity(Class A):                             05/15/02                    7/17/06                   02/17/03

      --------------------------------------------------------------------------------------------------------------------------
      Excess Spread:
            Portfolio Yield                                    23.24%                      23.24%                    23.24%
             LESS:          (Wt Avg) Coupon                     2.65%                      3.16%                     7.16%
                            SVC Fees                            1.50%                      1.50%                     1.50%
                            Charge-Offs                         4.18%                      4.18%                     4.18%

      Excess Spread:            Oct-01                         14.90%                      14.39%                    10.39%
                                Sep-01                         14.29%                      13.80%                    10.95%
                                Aug-01                         15.52%                      15.17%                    12.01%
      3-Mo Avg Excess Spread                                   14.90%                      14.45%                    11.12%
      --------------------------------------------------------------------------------------------------------------------------

      Delinquents:          30 to 59 days                       1.74%                      1.74%                     1.74%
                            60 to 89 days                       1.17%                      1.17%                     1.17%
                            90+ days                            2.59%                      2.59%                     2.59%

      Monthly Payment Rate                                     15.63%                      15.63%                    15.63%


      Card Trust                                    COMT 00-2               COMT 00-3           COMT 00-4           COMT 00-5
      Deal Size                                       $750MM                 $1000MM             $1200MM             $1250MM
      Expected Maturity(Class A):                    06/15/05               08/15/07             10/17/05           10/15/03

      ----------------------------------------------------------------------------------------------------------------------------
      Excess Spread:
            Portfolio Yield                           23.24%                 23.24%               23.24%             23.24%
             LESS:          (Wt Avg) Coupon           7.26%                   3.17%               5.84%               5.75%
                            SVC Fees                  2.00%                   2.00%               2.00%               2.00%
                            Charge-Offs               4.18%                   4.18%               4.18%               4.18%

      Excess Spread:            Oct-01                9.79%                  13.88%               11.22%             11.31%
                                Sep-01                10.35%                 13.28%               10.82%             10.92%
                                Aug-01                11.41%                 14.66%               13.06%             13.15%
      3-Mo Avg Excess Spread                          10.52%                 13.94%               11.70%             11.79%
      ----------------------------------------------------------------------------------------------------------------------------

      Delinquents:          30 to 59 days             1.74%                   1.74%               1.74%               1.74%
                            60 to 89 days             1.17%                   1.17%               1.17%               1.17%
                            90+ days                  2.59%                   2.59%               2.59%               2.59%

      Monthly Payment Rate                            15.63%                 15.63%               15.63%             15.63%


      Card Trust                                              COMT 01-1                  COMT 01-2                 COMT 01-3
      Deal Size                                                $1200MM                    $1200MM                    $750MM
      Expected Maturity(Class A):                              2/17/03                    3/15/06                   5/15/06

      --------------------------------------------------------------------------------------------------------------------------
      Excess Spread:
            Portfolio Yield                                    23.24%                      23.24%                    23.24%
             LESS:          (Wt Avg) Coupon                     2.78%                      4.92%                     5.13%
                            SVC Fees                            2.00%                      2.00%                     2.00%
                            Charge-Offs                         4.18%                      4.18%                     4.18%

      Excess Spread:            Oct-01                         14.27%                      12.13%                    11.92%
                                Sep-01                         13.66%                      11.83%                    12.39%
                                Aug-01                         14.90%                      13.92%                    13.31%
      3-Mo Avg Excess Spread                                   14.28%                      12.63%                    12.54%
      --------------------------------------------------------------------------------------------------------------------------

      Delinquents:          30 to 59 days                       1.74%                      1.74%                     1.74%
                            60 to 89 days                       1.17%                      1.17%                     1.17%
                            90+ days                            2.59%                      2.59%                     2.59%

      Monthly Payment Rate                                     15.63%                      15.63%                    15.63%


      Card Trust                                    COMT 01-4               COMT 01-5           COMT 01-6           COMT 01-7
      Deal Size                                      $1000MM                 $1000MM             $1300MM             $1000MM
      Expected Maturity(Class A):                    6/15/04                 8/15/06             8/15/08            10/15/04

      ----------------------------------------------------------------------------------------------------------------------------
      Excess Spread:
            Portfolio Yield                           23.24%                 23.24%               23.24%             23.24%
             LESS:          (Wt Avg) Coupon           2.81%                   5.01%               3.01%               3.88%
                            SVC Fees                  2.00%                   2.00%               2.00%               0.87%
                            Charge-Offs               4.18%                   4.18%               4.18%               4.18%

      Excess Spread:            Oct-01                14.24%                 12.05%               14.04%             14.30%
                                Sep-01                13.60%                 12.52%               14.47%              #N/A
                                Aug-01                14.76%                 14.65%                #N/A               #N/A
      3-Mo Avg Excess Spread                          14.20%                 13.07%                #N/A               #N/A
      ----------------------------------------------------------------------------------------------------------------------------

      Delinquents:          30 to 59 days             1.74%                   1.74%               1.74%               1.74%
                            60 to 89 days             1.17%                   1.17%               1.17%               1.17%
                            90+ days                  2.59%                   2.59%               2.59%               2.59%

      Monthly Payment Rate                            15.63%                 15.63%               15.63%             15.63%


This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

COMMENTS:

Capital One Master Trust performance statistics are also available at the Capital One web site: http://www.capitalone.com/invest/financials/abs.html